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                   SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, DC 20549

                               FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 16, 1996
                                                    ----------------

                       H. F. Ahmanson & Company
          --------------------------------------------------
          (Exact name of registrant as specified in charter)


          Delaware            1-8930               95-0479700
      ---------------      ------------        -------------------
      (State or other      (Commission           (IRS employer
      jurisdiction of      file number)        identification no.)
      incorporation)


      4900 Rivergrade Road, Irwindale, California          91706
      -------------------------------------------        ----------
       (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code    (818) 960-6311
                                                      ---------------

                            Not applicable
                        ----------------------
       (Former name or former address, if changed since last report)







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ITEM 5.   OTHER EVENTS.

      On October 16, 1996, H. F. Ahmanson & Company (the "Company"), issued a press release reporting its results of operations during the quarter and nine months ended September 30, 1996.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

      99 Press release dated October 16, 1996 reporting results of operations during the quarter and nine months ended September 30, 1996.



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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 16, 1996

                                        H. F. AHMANSON & COMPANY

                                         /s/George Miranda
                                        ----------------------------
                                        George Miranda
                                        First Vice President and
                                        Principal Accounting Officer